Filed under Rule 497(e)
Registration No. 002-83631

VALIC Company I

International Value Fund

(the “Fund”)

Supplement dated November 14, 2023, to the Statement of Additional

Information (“SAI”) of the Fund, dated October 1, 2023, as supplemented to date

Effective on November 30, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Portfolio Managers— Other Accounts” is revised as follows:

The sub-section entitled “International Value Fund — Allspring” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2023) Unless otherwise noted
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
International Value Fund	Allspring	Paige Henderson, CFA, CFP	0	0	0	0	4	2.19
		Jonathan Drexel, CFA	0	0	0	0	4	2.19

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.